UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2020

SKKYNET CLOUD SYSTEMS INC.
(Exact name of registrant as specified in charter)

Nevada	000-54747	45-37578485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road Suite 306, Mississauga, Ontario, Canada	L5N 2X7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 702-7851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 24, 2020 shareholders representing 35,000,000 shares, a majority of the shares eligible to vote, by written consent acting pursuant to Section 78.320 of the Nevada Private Corporations Law, waive all formal requirements, including the necessity of holding a formal or informal meeting, and any requirements that notice of such meeting be given, and do hereby consent to the adoption and approval of the following actions:

1.	Elected Andrew S. Thomas, Norman Evans, Kenneth W. Jennings, John X. Adiletta, Paul Benford and Paul E. Thomas as directors of the Corporation;

2.	Elected as directors of the Company to serve until the next annual meeting of the Company or until their successors have been duly elected and qualified:

Andrew S. Thomas, Chairman Norman Evans Kenneth W. Jennings John X. Adiletta Paul Benford Paul E. Thomas

3.	Ratified and approve the appointment of Fruci & Associates II, PLLC (“Fruci & Associates”) as the Company’s independent outside auditors for fiscal year ended October 31, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS INC.

Dated: November 27, 2020	By:	/s/ Paul Thomas
Name: Paul Thomas
Title: President

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